HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	November 19, 2004

DISTRIBUTION SUMMARY
	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Class (1)	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
1A-1	$134,216,712.55	$3,153,064.76	$240,471.61	$0.00	$0.00	$0.00	$0.00	$131,063,647.79
A-X	$480,525,998.11	$0.00	$635,690.38	$46,205.73	$0.00	$0.00	$0.00	$471,697,456.89
2A-1	$314,766,923.18	$5,716,638.43	$563,957.40	$0.00	$0.00	$0.00	$0.00	$309,050,284.75
B-1	$11,465,772.80	$1,841.98	$23,313.74	$0.00	$0.00	$0.00	$0.00	$11,463,930.82
B-2	$6,824,345.49	$1,096.33	$16,435.30	$0.00	$0.00	$0.00	$0.00	$6,823,249.16
B-3	$4,367,819.03	$701.69	$10,519.16	$0.00	$0.00	$0.00	$0.00	$4,367,117.34
B-4	$3,001,760.34	$482.23	$7,229.24	$0.00	$0.00	$0.00	$0.00	$3,001,278.11
B-5	$3,547,985.55	$569.99	$8,544.73	$0.00	$0.00	$0.00	$0.00	$3,547,415.56
B-6	$2,188,208.94	$351.54	$5,269.94	$0.00	$0.00	$0.00	$0.00	$2,187,857.40
A-R	$0.00	$0.00	$0.10	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL(2):	$480,525,998.29	$8,874,746.95	$1,511,431.60	$46,205.73	$0.00	$0.00	$0.00	$471,697,457.07

	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
A-X(3)	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Component	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
PO-1	$69,358.46	$0.00	N/A	$16,817.41	N/A	$0.00	N/A	$86,175.87
PO-2	$77,111.95	$0.00	N/A	$29,388.32	N/A	$0.00	N/A	$106,500.27
(1) Class A-X is comprised of an IO Component and Group Related PO components, and the Balance reflected for this Certificate is a Notional Amount.
(2) Total includes PO Component amounts.
(3) Original Principal Amount of PO-1 and PO-2 is $0.00.
			AMOUNTS PER $1,000 UNIT
				Class Accrued	Deferred	Realized Loss of	Ending	Current Period
	Original	Cusip	Principal	Interest	Interest/	Principal and/or	Current Principal	Pass-Through
Class	Face Value (1)		Distribution	Distributed	Neg-Am	Writedown	Amount	Rate
1A-1	$150,000,000.00	41161PDK6	21.02043173	1.60314407	0.00000000	0.00000000	873.75765193	2.15000%
A-X	$550,777,437.00	41161PDM2	0.00000000	1.15416925	0.08389184	0.00000000	856.42116979	1.70287%
2A-1	$369,107,000.00	41161PDL4	15.48775404	1.52789679	0.00000000	0.00000000	837.29185507	2.15000%
B-1	$11,566,000.00	41161PDP5	0.15925817	2.01571330	0.00000000	0.00000000	991.17506657	2.44000%
B-2	$6,884,000.00	41161PDQ3	0.15925770	2.38746368	0.00000000	0.00000000	991.17506682	2.89000%
B-3	$4,406,000.00	41161PDR1	0.15925783	2.38746255	0.00000000	0.00000000	991.17506582	2.89000%
B-4	$3,028,000.00	41161PDS9	0.15925694	2.38746367	0.00000000	0.00000000	991.17506935	2.89000%
B-5	$3,579,000.00	41161PDT7	0.15925957	2.38746298	0.00000000	0.00000000	991.17506566	2.89000%
B-6	$2,207,337.00	41161PDU4	0.15925978	2.38746508	0.00000000	0.00000000	991.17506751	2.89000%
A-R	$100.00	41161PDN0	0.00000000	1.00000000	0.00000000	0.00000000	0.00000000	3.97007%

Please contact the Bondholder relations Department of U.S. Bank National Association at (800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	November 19, 2004

Principal Distributions and Mortgage Loan Balance:	Group 1	Group 2	Total
Beginning Balance	$143,387,942.94	$337,138,055.17	$480,525,998.11
Scheduled Principal	$24,827.63	$52,440.83	$77,268.46
Curtailments & Curtailment Adjustments	$83,631.21	$131,793.42	$215,424.63
Prepayments	$3,046,181.91	$5,535,871.95	$8,582,053.86
Net Liquidation Proceeds	$0.00	$0.00	$0.00
Repurchases (pursuant to Section 7.03)	$0.00	$0.00	$0.00
Total Principal Distribution	$3,154,640.75	$5,720,106.20	$8,874,746.95
Current Realized Losses	$0.00	$0.00	$0.00
Negative Amortization	$16,817.41	$29,388.32	$46,205.73
Ending Balance	$140,250,119.60	$331,447,337.29	$471,697,456.89

Scheduled Interest and reductions from:
Scheduled Interest	$522,889.99	$1,193,959.52	$1,716,849.51
Less Servicing Fee	$44,808.71	$105,355.45	$150,164.16
Less LPMI	$3,303.76	$4,422.81	$7,726.57
Less Deferred Interest	$16,817.41	$29,388.32	$46,205.73
Less Net Prepayment Interest Shortfall	$0.00	$0.00	$0.00
Less Relief Act Interest Shortfall	$0.00	$0.00	$0.00
Less Trustee Fee	$215.08	$505.71	$720.79
Less Custodial Fee	$179.23	$421.42	$600.66
Total Interest Distribution	$457,565.79	$1,053,865.81	$1,511,431.60

Available Funds:	$3,612,206.54	$6,773,972.01	$10,386,178.55

Mortgage Loan Characteristics:
Weighted Average Loan Rate	4.37602%	4.24975%	4.28743%
Weighted Average Net Loan Rate	3.97007%	3.85570%	3.88983%
Weighted Average Adjusted Cap Rate	3.82933%	3.75110%	3.77444%
Number of Loans	780	865	1,645
Weighted Average Remaining Term	350	351	351
Mortgage Loan Balance of One-Month LIBOR Loans	$61,668,349.54	$172,712,563.30	$234,380,912.84
Mortgage Loan Balance of COFI Loans	$25,859,965.30	$27,740,524.82	$53,600,490.12
Mortgage Loan Balance of MTA Loans	$52,721,804.76	$130,994,249.17	$183,716,053.93
Cumulative Realized Losses	$0.00	$0.00	$0.00
Cumulative Liquidation Proceeds	$0.00	$0.00	$0.00
Advances			$210,874.15
Unreimbursed Advances			$226,761.32

Undercollateralization Payments:
Principal Deficiency Amount	$0.00	$0.00	$0.00
Accrued Interest Amount	$0.00	$0.00	$0.00

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	November 19, 2004

Certificate Group principal percentages:	Group 1	Group 2
Senior Percentage	93.652275%	93.387273%
Senior Prepayment Percentage	100.000000%	100.000000%
Subordinate Percentage	6.347725%	6.612727%
Subordinate Prepayment Percentage	0.000000%	0.000000%

Loss Coverage Amounts:
Special Hazard Loss Coverage Amount				$4,955,100.32
Fraud Loss Coverage Amount				$16,523,323.00
Bankruptcy Loss Coverage Amount				$135,436.00

Delinquency Information for Mortgage Loans as of the end of the Prior Calendar Month:
	30-59 Days Delinquent		60-89 Days Delinquent		90 or more Days Delinquent
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance
Group 1	3	$574,073.32	0	$0.00	0	$0.00
Group 2	1	$146,342.92	0	$0.00	0	$0.00
Total	4	$720,416.24	0	$0.00	0	$0.00
*Note: The above statistics do not include loans in foreclosure or REO properties.

	Foreclosure		Bankruptcy		REO
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance	Book Value
Group 1	0	$0.00	0	$0.00	0	$0.00	$0.00
Group 2	1	$472,393.16	0	$0.00	0	$0.00	$0.00
Total	1	$472,393.16	0	$0.00	0	$0.00	$0.00

Basis Risk Shortfall:
	Priod Unpaid	Total	Basis Risk	End Unpaid
Class	Basis Risk	Basis Risk	Paid	Basis Risk
1A-1	$0.00	$0.00	$0.00	$0.00
2A-1	$0.00	$0.00	$0.00	$0.00

Class Certificate/Apportioned Principal Balance:
Class	Group 1	Group 2
1A-1	$131,063,647.79	N/A
A-X	$86,175.87	$106,500.27
2A-1	N/A	$309,050,284.75
B-1	$3,323,426.04	$8,140,504.78
B-2	$1,978,079.28	$4,845,169.88
B-3	$1,266,039.70	$3,101,077.64
B-4	$870,079.03	$2,131,199.08
B-5	$1,028,405.83	$2,519,009.73
B-6	$634,266.06	$1,553,591.34

Recoveries:	Group 1	Group 2	Total
Current Recoveries	$0.00	$0.00	$0.00
Cumulative Recoveries	$0.00	$0.00	$0.00